PUBLIC SERVICE COMPANY OF OKLAHOMA

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
AS TRUSTEE

___________________

FOURTEENTH SUPPLEMENTAL INDENTURE

Dated as of August 1, 2026

Supplemental to the Indenture
dated as of November 1, 2000

5.40% Senior Notes, Series O, due 2034
6.30% Senior Notes, Series P, due 2056

#5141661v3

    FOURTEENTH SUPPLEMENTAL INDENTURE, dated as of August 1, 2026, between PUBLIC SERVICE COMPANY OF OKLAHOMA, a corporation duly organized and existing under the laws of the State of Oklahoma (the “Company”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association formed under the laws of the United States, as Trustee under the Original Indenture referred to below (the “Trustee”).

RECITALS OF THE COMPANY

    The Company has heretofore executed and delivered to the Trustee an indenture dated as of November 1, 2000 (the “Original Indenture”), to provide for the issuance from time to time of its debentures, notes or other evidences of indebtedness (the “Senior Notes”), the form and terms of which are to be established as set forth in Sections 201 and 301 of the Original Indenture.

    Section 901 of the Original Indenture provides, among other things, that the Company and the Trustee may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of establishing the form and terms of the Senior Notes of any series as permitted in Sections 201 and 301 of the Original Indenture.

    The Company desires to create a series of the Senior Notes in an aggregate principal amount of $450,000,000 to be designated the “5.40% Senior Notes, Series O, due 2034” (the “Series O Notes”) and the Company desires to create a series of the Senior Notes in an aggregate principal amount of $550,000,000 to be designated the “6.30% Senior Notes, Series P, due 2056” (the “Series P Notes”, and collectively with the Series O Notes, the “Senior Notes”), and all action on the part of the Company necessary to authorize the issuance of the Series O Notes and the Series P Notes under the Original Indenture and this Fourteenth Supplemental Indenture has been duly taken.

    All acts and things necessary to make the Series O Notes and the Series P Notes, when executed by the Company and completed, authenticated and delivered by the Trustee as provided in the Original Indenture and this Fourteenth Supplemental Indenture, the valid and binding obligations of the Company and to constitute these presents a valid and binding supplemental indenture and agreement according to its terms, have been done and performed.

NOW, THEREFORE, THIS FOURTEENTH SUPPLEMENTAL INDENTURE WITNESSETH:

That in consideration of the premises and of the acceptance and purchase of the Series O Notes and the Series P Notes by the Holders thereof and of the acceptance of this trust by the Trustee, the Company covenants and agrees with the Trustee, for the equal benefit of the Holders of the Series O Notes and the Series P Notes, as follows:

#5141661v3

ARTICLE ONE
Definitions

SECTION 101.    Definitions.

    The use of the terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Original Indenture and the form of the Series O Notes and the Series P Notes attached hereto as Exhibit A.

ARTICLE TWO
Terms and Issuance of the Series O Notes and the Series P Notes

SECTION 201.    Issue of Series O Notes and the Series P Notes.

    A series of Senior Notes which shall be designated the “5.40% Senior Notes, Series O, due 2034” and a series of Senior Notes which shall be designated the “6.30% Senior Notes, Series P, due 2056” shall be executed, authenticated and delivered from time to time in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of, the Original Indenture and this Fourteenth Supplemental Indenture (including the form of Series O Notes and Series P Notes set forth in Exhibit A and Exhibit B hereto, respectively). The aggregate principal amounts of the Series O Notes and the Series P Notes, respectively, which may be authenticated and delivered under this Fourteenth Supplemental Indenture shall initially be $450,000,000 and $550, 000,000 and such principal amounts of Series O Notes and Series P Notes may be increased from time to time. All Series O Notes and Series P Notes need not be issued at the same time and such series may be reopened at any time, without the consent of any Holder, for the issuance of additional Series O Notes and Series P Notes. Any such additional Series O Notes and Series P Notes will have the same interest rate, maturity and other terms as those initially issued (other than the date of issuance, the issue price and, in some circumstances, the initial interest accrual date and initial interest payment date).

SECTION 202.    Form of Series O Notes and Series P Notes; Incorporation of Terms.

    The Series O Notes and the Series P Notes shall be issued initially in the form of a Global Security for each respective series of notes. The form of the Series O Notes shall be substantially in the form of the Global Security attached hereto as Exhibit A. The form of the Series P Notes shall be substantially in the form of the Global Security attached hereto as Exhibit B. The terms of such Series O Notes and Series P Notes are herein incorporated by reference and are part of this Fourteenth Supplemental Indenture. The Trustee may authenticate the Notes by manual, facsimile or electronic signature, provided any electronic signature is a true representation of the signer’s actual signature.

2
#5141661v3

SECTION 203.    Depositary for Global Securities.

    The Depositary for any Global Securities of the series of which the Series O Notes and the Series P Notes is a part shall be The Depository Trust Company in The City of New York.

SECTION 204.    Restrictions on Liens.

    The covenant contained in Section 1007 of the Original Indenture shall not be applicable to the Series O Notes or the Series P Notes.

So long as any of the Series O Notes and the Series P Notes are outstanding, the Company will not create or suffer to be created or to exist any additional mortgage, pledge, security interest, or other lien (collectively “Liens”) on any of its utility properties or tangible assets now owned or hereafter acquired to secure any indebtedness for borrowed money (“Secured Debt”), without providing that the Series O Notes and the Series P Notes will be similarly secured. This restriction does not apply to the Company's subsidiaries, nor will it prevent any of them from creating or permitting to exist Liens on their property or assets to secure any Secured Debt. In addition, this restriction does not prevent the creation or existence of:

    (a)    Liens on property existing at the time of acquisition or construction of such property (or created within one year after completion of such acquisition or construction), whether by purchase, merger, construction or otherwise, or to secure the payment of all or any part of the purchase price or construction cost thereof, including the extension of any Liens to repairs, renewals, replacements, substitutions, betterments, additions, extensions and improvements then or thereafter made on the property subject thereto;

    (b)    Financing of the Company's accounts receivable for electric service;

    (c)    Any extensions, renewals or replacements (or successive extensions, renewals or replacements), in whole or in part, of liens permitted by the foregoing clauses; and

    (d)    The pledge of any bonds or other securities at any time issued under any of the Secured Debt permitted by the above clauses.
In addition to the permitted issuances above, Secured Debt not otherwise so permitted may be issued in an amount that does not exceed 15% of Net Tangible Assets as defined below.

“Net Tangible Assets” means the total of all assets (including revaluations thereof as a result of commercial appraisals, price level restatement or otherwise) appearing on the Company’s balance sheet, net of applicable reserves and deductions, but excluding goodwill, trade names, trademarks, patents, unamortized debt discount and all other like intangible assets (which term shall not be construed to include such revaluations), less the aggregate of the
3
#5141661v3

Company’s current liabilities appearing on such balance sheet. For purposes of this definition, the Company’s balance sheet does not include assets and liabilities of its subsidiaries.
This restriction also does not apply to or prevent the creation or existence of leases made, or existing on property acquired, in the ordinary course of business.

SECTION 205.    Place of Payment.

    The Place of Payment in respect of the Series O Notes and the Series P Notes will be at the principal office or place of business of the Trustee or its successor in trust under the Indenture, which, at the date hereof, is located at 311 South Wacker Drive, Suite 6200B, Floor 62, Mailbox 44, Chicago, Illinois 60606, Attention: Corporate Trust Administration.

SECTION 206.     Optional Redemption.

The Series O Notes may be redeemed by the Company at its option, in whole at any time or in part from time to time, upon not less than thirty but not more than sixty days’ prior notice (either by mail or in compliance with the applicable procedures of DTC). At any time prior to December 15, 2033 (two months prior to the maturity date (the “Series O Par Call Date”)), the Company may redeem the Series O Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of the principal amount and rounded to three decimal places) equal to the greater of:

•(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Series O Notes matured on the Series O Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points less (b) interest accrued to the redemption date; and

•100% of the principal amount of the Series O Notes to be redeemed,

plus, in each case, accrued and unpaid interest thereon to, but excluding, the redemption date.

On or after the Series O Par Call Date, the Company may redeem the Series O Notes at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Series O Notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the redemption date.

The Series P Notes may be redeemed by the Company at its option, in whole at any time or in part from time to time, upon not less than thirty but not more than sixty days’ prior notice (either by mail or in compliance with the applicable procedures of DTC). At any time prior to February 15, 2056 (six months prior to the maturity date (the “Series P Par Call Date”)), the Company may redeem the Series P Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of the principal amount and rounded to three decimal places) equal to the greater of:
4
#5141661v3

•(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Series P Notes matured on the Series P Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points less (b) interest accrued to the redemption date; and

•100% of the principal amount of the Series P Notes to be redeemed,

plus, in each case, accrued and unpaid interest thereon to, but excluding, the redemption date.

On or after the Series P Par Call Date, the Company may redeem the Series P Notes at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Series P Notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the redemption date.

For purposes of these redemption provisions, the following term has the following meaning.

    “Treasury Rate” means, with respect to any redemption date, the yield determined by us in accordance with the following two paragraphs.

The Treasury Rate shall be determined by us after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, we shall select, as applicable:

•the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Series O Par Call Date or the Series P Par Call Date, as applicable (the “Remaining Life”); or

•if there is no such Treasury constant maturity on H.15 exactly equal to the applicable Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than such Remaining Life—and shall interpolate to the Series O Par Call Date or the Series P Par Call Date, as applicable, on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or

5
#5141661v3

•if there is no such Treasury constant maturity on H.15 shorter than or longer than the applicable Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to such Remaining Life. For purposes of this clause, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

    If on the third Business Day preceding the redemption date H.15 TCM is no longer published, we shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to the Series O Par Call Date or the Series P Par Call Date, as applicable. If there is no United States Treasury security maturing on the Series O Par Call Date or the Series P Par Call Date, as applicable, but there are two or more United States Treasury securities with a maturity date equally distant from such Par Call Date, one with a maturity date preceding such Par Call Date and one with a maturity date following such Par Call Date, we shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Series O Par Call Date or the Series P Par Call Date, as applicable, or two or more United States Treasury securities meeting the criteria of the preceding sentence, we shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

    The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

    The Trustee shall have no obligation or duty whatsoever to determine, or to verify our calculations of, the redemption price.

SECTION 207.     Sinking Funds.

Article Twelve of the Indenture shall not apply to the Series O Notes or the Series P Notes.

SECTION 208.     Regular Record Date.

The “Regular Record Date” will be the February 1 and August 1, as the case may be, next preceding an interest payment date (whether or not a Business Day), except that if the Senior Notes are held in book-entry form, the Regular Record Date shall be the Business Day immediately preceding such Interest Payment Date.
6
#5141661v3

ARTICLE THREE
Miscellaneous

SECTION 301.    Execution as Supplemental Indenture.

    This Fourteenth Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original Indenture, this Fourteenth Supplemental Indenture forms a part thereof.

SECTION 302.    Conflict with Trust Indenture Act.

    If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Fourteenth Supplemental Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

SECTION 303.    Effect of Headings.

    The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 304.    Successors and Assigns.

    All covenants and agreements by the Company in this Fourteenth Supplemental Indenture shall bind its successors and assigns, whether so expressed or not.

SECTION 305.    Separability Clause.

    In case any provision in this Fourteenth Supplemental Indenture or in the Senior Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 306.    Benefits of Fourteenth Supplemental Indenture.

    Nothing in this Fourteenth Supplemental Indenture or in the Senior Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Thirteenth Supplemental Indenture.

SECTION 307.    Execution and Counterparts.

    This Fourteenth Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. This Fourteenth Supplemental Indenture and any ancillary documents may be signed by manual, facsimile or electronic signature, provided any electronic signature is a true representation of the signer’s actual signature.
7
#5141661v3

SECTION 308.     Certain Tax Information.

In order to comply with applicable tax laws (inclusive of rules, regulations and interpretations promulgated by competent authorities) related to the Original Indenture, this Fourteenth Supplemental Indenture and the Senior Notes in effect from time to time (“Applicable Law”) that a foreign financial institution, issuer, trustee, paying agent or other party is or has agreed to be subject to, the Company agrees (i) to provide to the Trustee sufficient information about the parties and/or transactions (including any modification to the terms of such transactions) so the Trustee can determine whether it has tax related obligations under Applicable Law and (ii) that the Trustee shall be entitled to make any withholding or deduction from payments to the extent necessary to comply with Applicable Law for which the Trustee shall not have any liability.

SECTION 309.    OFAC.

(a) The Company covenants and represents that neither it nor any of its affiliates, subsidiaries, directors or officers are the target or subject of any sanctions enforced by the US Government, (including, the Office of Foreign Assets Control of the US Department of the Treasury (“OFAC”)), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively “Sanctions”).
(b) The Company covenants and represents that neither it nor any of its affiliates, subsidiaries, directors or officers will use any part of the proceeds received in connection with the Indenture or any other of the transaction documents (i) to fund or facilitate any activities of or business with any person who, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business with any country or territory that is the target or subject of Sanctions, or (iii) in any other manner that will result in a violation of Sanctions by any person.
    (c) Clauses 24.1 and 24.2 above will not apply if and to the extent that they are or would be unenforceable by reason of, or would expose any person to liability for, breach of (i) any provisions of Council Regulation (EC) No 2271/96 of 22 November 1996 (or any law or regulation implementing such Regulation in any member state of the EEA or the United Kingdom or (ii) any similar blocking or anti-boycott law.
SECTION 310.    Electronic Means.

The Trustee and Paying Agent shall have the right to accept and act upon instructions, including funds transfer instructions (“Instructions”) given pursuant to the Indenture  and delivered using Electronic Means (as defined below); provided, however, that the Company shall provide to the Trustee and Paying Agent an incumbency certificate listing officers with the authority to provide such Instructions (“Authorized Officers”) and containing specimen signatures of such Authorized Officers, which incumbency certificate shall be amended by the Company whenever a person is to be added or deleted from the listing.  If the Company elects to give the Trustee and Paying Agent Instructions using Electronic Means and the Trustee and
8
#5141661v3

Paying Agent, each in their discretion elect to act upon such Instructions, their understanding of such Instructions shall be deemed controlling.  The Company understands and agrees that the Trustee and Paying Agent cannot determine the identity of the actual sender of such Instructions and that the Trustee and Paying Agent shall conclusively presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Trustee and Paying Agent have been sent by such Authorized Officer.  The Company shall be responsible for ensuring that only Authorized Officers transmit such Instructions to the Trustee and Paying Agent and that the Company and all Authorized Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Company.  The Trustee and Paying Agent shall not be liable for any losses, costs or expenses arising directly or indirectly from their reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction.  The Company agrees: (i) to assume all risks arising out of the use of Electronic Means to submit Instructions to the Trustee and Paying Agent, including without limitation the risk of the Trustee and Paying Agent acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee and Paying Agent and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Company; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Trustee and Paying Agent immediately upon learning of any compromise or unauthorized use of the security procedures. "Electronic Means" shall mean the following communications methods: e-mail, facsimile transmission, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee and Paying Agent, or another method or system specified by the Trustee and Paying Agent as available for use in connection with its services hereunder.

9
#5141661v3

    IN WITNESS WHEREOF, the parties hereto have caused this Fourteenth Supplemental Indenture to be duly executed and attested, all as of the day and year first above written.

                    PUBLIC SERVICE COMPANY OF OKLAHOMA

                    By: /s/ Franz D. Messner
                    Name:    Franz D. Messner
                    Title:    Assistant Treasurer

Attest:

/s/ David C. House
Name:    David C. House
Title: Assistant Secretary

            THE BANK OF NEW YORK MELLON                         TRUST COMPANY, N.A., as Trustee

                    By:    /s/ Ann Dolezal
                     Authorized Signatory

10
#5141661v3

EXHIBIT A

This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Security is exchangeable for Securities registered in the name of a Person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the depositary or another nominee of the Depositary) may be registered except in limited circumstances.

Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate to be issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No. R-1

PUBLIC SERVICE COMPANY OF OKLAHOMA
5.40% Senior Notes, Series O, due 2034

CUSIP/ISIN: 744533 BT6 / US744533BT62          Original Issue Date: August 14, 2026

Stated Maturity: February 15, 2034         Interest Rate: 5.40%

Principal Amount: $450,000,000

Redeemable:    Yes         No
In Whole:    Yes         No
In Part:        Yes         No

PUBLIC SERVICE COMPANY OF OKLAHOMA, a corporation duly organized and existing under the laws of the State of Oklahoma (herein referred to the as the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the Principal Amount specified above on the Stated Maturity specified above, and to pay interest on said Principal Amount from the Original Issue Date specified above or from the most recent interest payment date (each such date, an “Interest Payment Date”) to which interest has been paid or duly provided for, semi-annually in arrears on February 15 and August 15 in each year, commencing on February 15, 2027, at the Interest Rate per annum specified above, until the Principal Amount shall have been paid or duly provided for. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

#5141661v3

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, as provided in the Indenture, as hereinafter defined, shall be paid to the Person in whose name this Security (or one or more Predecessor Securities) shall have been registered at the close of business on the Regular Record Date with respect to such Interest Payment Date, which shall be the February 1 and August 1 (whether or not a Business Day) prior to such Interest Payment Date, except that if the Senior Notes are held in book-entry form, the Regular Record Date shall be the Business Day immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

If any Interest Payment Date, any redemption date or Stated Maturity is not a Business Day, then payment of the amounts due on this Note on such date will be made on the next succeeding Business Day, and no interest shall accrue on such amounts for the period from and after such Interest Payment Date, redemption date or Stated Maturity, as the case may be, with the same force and effect as if made on such date. The payment of the principal of (and premium, if any) and the interest on this Security shall be payable at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, New York, in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

This Security has initially been issued in the form of a Global Security, and the Company has initially designated The Depository Trust Company (the “Depositary”, which term shall include any successor depositary) as the depositary for this Security. For as long as this Security or any portion hereof is issued in such form, and notwithstanding the previous paragraph, all payments of interest, principal and other amounts in respect of this Security or portion thereof shall be made to the Depositary or its nominee in accordance with the Applicable Procedures in the coin or currency specified above and as further provided herein.

This Security is one of a duly authorized issue of securities of the Company (the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of November 1, 2000, as amended and supplemented from time to time (the “Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon Trust Company, N.A., a national banking association formed under the laws of the United States, as Trustee (the “Trustee”, which term includes any successor trustee under the Indenture), as to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders and of the terms upon which the

Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $____,000,000; provided, however, the aggregate principal amount hereof can be increased, without the consent of the Holder, as permitted by the provisions of the Indenture. The provisions of this Security, together with the provisions of the Indenture, shall govern the rights, obligations, duties and immunities of the Holder, the Company and the Trustee with respect to this Security, provided that, if any provision of this Security necessarily conflicts with any provision of the Indenture, the provision of this Security shall be controlling to the fullest extent permitted under the Indenture.

The Series O Notes may be redeemed by the Company at its option, in whole at any time or in part from time to time, upon not less than thirty but not more than sixty days’ prior notice (either by mail or in compliance with the applicable procedures of DTC). At any time prior to December 15, 2033 (two months prior to the maturity date (the “Series O Par Call Date”)), the Company may redeem the Series O Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of the principal amount and rounded to three decimal places) equal to the greater of:

•(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Series O Notes matured on the Series O Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points less (b) interest accrued to the redemption date; and

•100% of the principal amount of the Series O Notes to be redeemed,

plus, in each case, accrued and unpaid interest thereon to, but excluding, the redemption date.

On or after the Series O Par Call Date, the Company may redeem the Series O Notes at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Series O Notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the redemption date.

For purposes of these redemption provisions, the following term has the following meaning.

    “Treasury Rate” means, with respect to any redemption date, the yield determined by us in accordance with the following two paragraphs.

    The Treasury Rate shall be determined by us after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, we shall select, as applicable:

•the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Series O Par Call Date (the “Remaining Life”); or

•if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Series O Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or

•if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this clause, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

    If on the third Business Day preceding the redemption date H.15 TCM is no longer published, we shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to the Series O Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date, but there are two or more United States Treasury securities with a maturity date equally distant from the Series O Par Call Date, one with a maturity date preceding the Series O Par Call Date and one with a maturity date following the Series O Par Call Date, we shall select the United States Treasury security with a maturity date preceding the Series O Par Call Date. If there are two or more United States Treasury securities maturing on the Series O Par Call Date, or two or more United States Treasury securities meeting the criteria of the preceding sentence, we shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The Trustee shall have no obligation or duty whatsoever to determine, or to verify our calculations of, the redemption price.

If notice has been given as provided in the Indenture and funds for redemption of any Securities (or any portion thereof) called for redemption shall have been made available on the Redemption Date referred to in such notice, such Securities (or any portion thereof) will cease to bear interest on the date fixed for such redemption specified in such notice and the only right of the Holders of such Securities will be to receive payment of the Redemption Price.

In the event of redemption of this Security in part only, a new Security or Securities of this Series, and of like tenor, for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Securities of this series will not be subject to any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each Series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

This Security shall be exchangeable for Securities registered in the names of Persons other than the Depositary with respect to such series or its nominee only as provided in the Indenture. This Security shall be so exchangeable if (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such series or at any time ceases to be a clearing agency registered as such under the Exchange Act, (y) the Company executes and delivers to the Trustee an Officers’ Certificate providing that this Security shall be so exchangeable or (z) there shall have occurred and be continuing an Event of Default with respect to the Securities of such series.

Securities so issued in exchange for this Security shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as this Security, in authorized denominations and in the aggregate having the same principal amount as this Security and registered in such names as the Depositary for such Global Security shall direct.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of a Security of the series of which this Security is a part is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this Series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this Series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this Series are exchangeable for a like aggregate principal amount of Securities of this Series and of like tenor of any authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

For so long as this Security is issued in the form of a Global Security, any notice to be given to the Holder of this Security shall be deemed to have been duly given to such Holder when given to the Depositary, or its nominee, in accordance with its Applicable Procedures. Neither the Company nor the Trustee will have any responsibility with respect to those policies and procedures or for any notices or other communications among the Depositary, its direct and indirect participants and the beneficial owners of this Security in global form.

If at any time this Security is not represented by a Global Security, any notice to be given to the Holder of this Security shall be deemed to have been duly given to such Holder upon the mailing of such notice to the Holder at such Holder’s address as it appears on the Security Register maintained by the Company or its agent as of the close of business preceding the day such notice is given.

Neither the failure to give any notice nor any defect in any notice given to the Holder of this Security or any other Security of this series will affect the sufficiency of any notice given to another Holder of any Securities of this series.

The Indenture provides that the Company, at its option, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold moneys for payment in trust) or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company deposits, in trust, with the Trustee money or U.S. Government Obligations which, through the payment of interest thereon and principal thereof in accordance with their terms, will provide money, in an amount sufficient to pay all the principal of, and premium, if any, and interest, if any, on the Securities on the dates such payments are due in accordance with the terms of such Securities, and certain other conditions are satisfied.

No recourse shall be had for the payment of the principal of or the interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, organizer, member, limited partner, stockholder, officer or director, as such, past, present or future, as such of the Company or of any predecessor or successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

This Security shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of law except Section 5-1401 of the New York General Obligations Law.

All terms used in this Security which are defined in the Indenture shall have the meanings ascribed to them in the Indenture.

This Note shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee, which signature may be manual, facsimile or electronic, provided any electronic signature is a true representation of the signer’s actual signature.

IN WITNESS WHEREOF, Public Service Company of Oklahoma has caused this instrument to be duly executed.

    PUBLIC SERVICE COMPANY OF OKLAHOMA

By: ________________________________
Franz D. Messner
                     Assistant Treasurer

Attest:

By: __________________________
    David C. House
    Assistant Secretary

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated: August 14, 2026

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By: ______ _______________
Authorized Signatory

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE)

_______________________________________

________________________________________________________________

________________________________________________________________
(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
________________________________________________________________
ASSIGNEE) the within Note and all rights thereunder, hereby
________________________________________________________________
irrevocably constituting and appointing such person attorney to
________________________________________________________________
transfer such Note on the books of the Issuer, with full
________________________________________________________________
power of substitution in the premises.

Dated:________________________        _________________________

NOTICE:    The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatever and NOTICE: Signature(s) must be guaranteed by a financial institution that is a member of the Securities Transfer Agents Medallion Program (“STAMP”), the Stock Exchange Medallion Program (“SEMP”) or the New York Stock Exchange, Inc. Medallion Signature Program (“MSP”).

EXHIBIT B

This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Security is exchangeable for Securities registered in the name of a Person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the depositary or another nominee of the Depositary) may be registered except in limited circumstances.

Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate to be issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No. R-1

PUBLIC SERVICE COMPANY OF OKLAHOMA
6.30% Senior Notes, Series P, due 2056

CUSIP/ISIN: 744533 BU3 / US744533BU36     Original Issue Date: August 14, 2026

Stated Maturity: August 15, 2056         Interest Rate: 6.30%

Principal Amount: $____,000,000

Redeemable:    Yes         No
In Whole:    Yes         No
In Part:        Yes         No

PUBLIC SERVICE COMPANY OF OKLAHOMA, a corporation duly organized and existing under the laws of the State of Oklahoma (herein referred to the as the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the Principal Amount specified above on the Stated Maturity specified above, and to pay interest on said Principal Amount from the Original Issue Date specified above or from the most recent interest payment date (each such date, an “Interest Payment Date”) to which interest has been paid or duly provided for, semi-annually in arrears on February 15 and August 15 in each year, commencing on February 15, 2027, at the Interest Rate per annum specified above, until the Principal Amount shall have been paid or duly provided for. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

#5141661v3

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, as provided in the Indenture, as hereinafter defined, shall be paid to the Person in whose name this Security (or one or more Predecessor Securities) shall have been registered at the close of business on the Regular Record Date with respect to such Interest Payment Date, which shall be the February 1 and August 1 (whether or not a Business Day) prior to such Interest Payment Date, except that if the Senior Notes are held in book-entry form, the Regular Record Date shall be the Business Day immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

If any Interest Payment Date, any redemption date or Stated Maturity is not a Business Day, then payment of the amounts due on this Note on such date will be made on the next succeeding Business Day, and no interest shall accrue on such amounts for the period from and after such Interest Payment Date, redemption date or Stated Maturity, as the case may be, with the same force and effect as if made on such date. The payment of the principal of (and premium, if any) and the interest on this Security shall be payable at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, New York, in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

This Security has initially been issued in the form of a Global Security, and the Company has initially designated The Depository Trust Company (the “Depositary”, which term shall include any successor depositary) as the depositary for this Security. For as long as this Security or any portion hereof is issued in such form, and notwithstanding the previous paragraph, all payments of interest, principal and other amounts in respect of this Security or portion thereof shall be made to the Depositary or its nominee in accordance with the Applicable Procedures in the coin or currency specified above and as further provided herein.

This Security is one of a duly authorized issue of securities of the Company (the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of November 1, 2000, as amended and supplemented from time to time (the “Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon Trust Company, N.A., a national banking association formed under the laws of the United States, as Trustee (the “Trustee”, which term includes any successor trustee under the Indenture), as to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders and of the terms upon which the
2

Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $____,000,000; provided, however, the aggregate principal amount hereof can be increased, without the consent of the Holder, as permitted by the provisions of the Indenture. The provisions of this Security, together with the provisions of the Indenture, shall govern the rights, obligations, duties and immunities of the Holder, the Company and the Trustee with respect to this Security, provided that, if any provision of this Security necessarily conflicts with any provision of the Indenture, the provision of this Security shall be controlling to the fullest extent permitted under the Indenture.

The Series P Notes may be redeemed by the Company at its option, in whole at any time or in part from time to time, upon not less than thirty but not more than sixty days’ prior notice (either by mail or in compliance with the applicable procedures of DTC). At any time prior to February 15, 2056 (six months prior to the maturity date (the “Series P Par Call Date”)), the Company may redeem the Series P Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of the principal amount and rounded to three decimal places) equal to the greater of:

•(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Series P Notes matured on the Series P Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points less (b) interest accrued to the redemption date; and

•100% of the principal amount of the Series P Notes to be redeemed,

plus, in each case, accrued and unpaid interest thereon to, but excluding, the redemption date.

On or after the Series P Par Call Date, the Company may redeem the Series P Notes at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Series P Notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the redemption date.

For purposes of these redemption provisions, the following term has the following meaning.

    “Treasury Rate” means, with respect to any redemption date, the yield determined by us in accordance with the following two paragraphs.

    The Treasury Rate shall be determined by us after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor
3

designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, we shall select, as applicable:

•the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Series P Par Call Date (the “Remaining Life”); or

•if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Series P Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or

•if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this clause, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

    If on the third Business Day preceding the redemption date H.15 TCM is no longer published, we shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to the Series P Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date, but there are two or more United States Treasury securities with a maturity date equally distant from the Series P Par Call Date, one with a maturity date preceding the Series P Par Call Date and one with a maturity date following the Series P Par Call Date, we shall select the United States Treasury security with a maturity date preceding the Series P Par Call Date. If there are two or more United States Treasury securities maturing on the Series P Par Call Date, or two or more United States Treasury securities meeting the criteria of the preceding sentence, we shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

4

The Trustee shall have no obligation or duty whatsoever to determine, or to verify our calculations of, the redemption price.

If notice has been given as provided in the Indenture and funds for redemption of any Securities (or any portion thereof) called for redemption shall have been made available on the Redemption Date referred to in such notice, such Securities (or any portion thereof) will cease to bear interest on the date fixed for such redemption specified in such notice and the only right of the Holders of such Securities will be to receive payment of the Redemption Price.

In the event of redemption of this Security in part only, a new Security or Securities of this Series, and of like tenor, for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Securities of this series will not be subject to any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each Series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

This Security shall be exchangeable for Securities registered in the names of Persons other than the Depositary with respect to such series or its nominee only as provided in the Indenture. This Security shall be so exchangeable if (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such series or at any time ceases to be a clearing agency registered as such under the Exchange Act, (y) the Company executes and delivers to the Trustee an Officers’ Certificate providing that this Security shall be so exchangeable or (z) there shall have occurred and be continuing an Event of Default with respect to the Securities of such series.
5

Securities so issued in exchange for this Security shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as this Security, in authorized denominations and in the aggregate having the same principal amount as this Security and registered in such names as the Depositary for such Global Security shall direct.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of a Security of the series of which this Security is a part is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this Series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this Series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this Series are exchangeable for a like aggregate principal amount of Securities of this Series and of like tenor of any authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

For so long as this Security is issued in the form of a Global Security, any notice to be given to the Holder of this Security shall be deemed to have been duly given to such Holder when given to the Depositary, or its nominee, in accordance with its Applicable Procedures. Neither the Company nor the Trustee will have any responsibility with respect to those policies and procedures or for any notices or other communications among the Depositary, its direct and indirect participants and the beneficial owners of this Security in global form.

If at any time this Security is not represented by a Global Security, any notice to be given to the Holder of this Security shall be deemed to have been duly given to such Holder upon the mailing of such notice to the Holder at such Holder’s address as it appears on the Security Register maintained by the Company or its agent as of the close of business preceding the day such notice is given.

6

Neither the failure to give any notice nor any defect in any notice given to the Holder of this Security or any other Security of this series will affect the sufficiency of any notice given to another Holder of any Securities of this series.

The Indenture provides that the Company, at its option, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold moneys for payment in trust) or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company deposits, in trust, with the Trustee money or U.S. Government Obligations which, through the payment of interest thereon and principal thereof in accordance with their terms, will provide money, in an amount sufficient to pay all the principal of, and premium, if any, and interest, if any, on the Securities on the dates such payments are due in accordance with the terms of such Securities, and certain other conditions are satisfied.

No recourse shall be had for the payment of the principal of or the interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, organizer, member, limited partner, stockholder, officer or director, as such, past, present or future, as such of the Company or of any predecessor or successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

This Security shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of law except Section 5-1401 of the New York General Obligations Law.

All terms used in this Security which are defined in the Indenture shall have the meanings ascribed to them in the Indenture.

This Note shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee, which signature may be manual, facsimile or electronic, provided any electronic signature is a true representation of the signer’s actual signature.
7

IN WITNESS WHEREOF, Public Service Company of Oklahoma has caused this instrument to be duly executed.

    PUBLIC SERVICE COMPANY OF OKLAHOMA

By: ________________________________
Franz D. Messner
                     Assistant Treasurer

Attest:

By: __________________________
    David C. House
    Assistant Secretary
8

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated: August 14, 2026

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By: ______ _______________
Authorized Signatory

9

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE)

_______________________________________

________________________________________________________________

________________________________________________________________
(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
________________________________________________________________
ASSIGNEE) the within Note and all rights thereunder, hereby
________________________________________________________________
irrevocably constituting and appointing such person attorney to
________________________________________________________________
transfer such Note on the books of the Issuer, with full
________________________________________________________________
power of substitution in the premises.

Dated:________________________        _________________________

NOTICE:    The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatever and NOTICE: Signature(s) must be guaranteed by a financial institution that is a member of the Securities Transfer Agents Medallion Program (“STAMP”), the Stock Exchange Medallion Program (“SEMP”) or the New York Stock Exchange, Inc. Medallion Signature Program (“MSP”).

10